F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF
Schedule of Investments
May 31, 2026 (Unaudited)

U.S. TREASURY SECURITIES - 99.9%	Par		Value
United States Treasury Inflation Indexed Bonds
0.13%, 07/15/2026	$ 27,317,808		$ 27,511,063
0.13%, 10/15/2026	29,034,948		29,117,743
0.38%, 01/15/2027	19,654,870		19,591,145
2.38%, 01/15/2027	8,239,598		8,315,235
0.13%, 04/15/2027	28,123,688		27,850,141
TOTAL U.S. TREASURY SECURITIES (Cost $112,467,013)			112,385,327

TOTAL INVESTMENTS - 99.9% (Cost $112,467,013)			112,385,327
Other Assets in Excess of Liabilities - 0.1%		0.00099	110,893
TOTAL NET ASSETS - 100.0%			$ 112,496,220

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF (the “Fund”) has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$ –	$ 112,385,327	$ –	$ 112,385,327
Total Investments	$ –	$ 112,385,327	$ –	$ 112,385,327

Refer to the Schedule of Investments for further disaggregation of investment categories.